SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                AMENDMENT NO. 2
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 1998

                          ORGANIC FOOD PRODUCTS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


 California                       333-22997                      94-3076294
 ----------                       ---------                      ----------
  (State of                   (Commission File                 (IRS employer
incorporation)                     Number)                   identification no.)



                           550 Monterey Road, Suite B
                             Morgan Hill, CA 95037
                     --------------------------------------
                     Address of Principal/Executive Offices



                                 (408)782-1133
                         ------------------------------
                        (Registrant's telephone number,
                              including area code)

Item 4. Change in Registrant's Certifying Accountant
----------------------------------------------------

On July 17, 1998, Organic Food Products, Inc. (the "Company") appointed the firm of BDO Seidman LLP, One Sansome Street, Suite 1100, San Francisco, CA 94104, as its independent auditor to replace the accounting firm of Semple & Cooper, LLP, 2700 North Central Avenue, Phoenix, AZ 85004 who's resignation was reported on the Company's initial Form 8K dated June 19, 1998.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 1998

                                          Organic Food Products, Inc.



                                          /s/  David J. O'Gorman
                                          --------------------------------------
                                          David J. O'Gorman
                                          Chief Financial Officer